UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 29, 2017

Heat Biologics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

801 Capitola Drive

Durham, NC  27713

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01. – Entry into a Material Definitive Agreement.

On June 29, 2017, Heat Biologics, Inc. (the “Company”) approved an amendment, to its Employment Agreement with Jeff T. Hutchins, dated January 1, 2017 (the “Hutchins Amendment”) to provide for his appointment as Chief Operating Officer of the Company in addition to his prior appointment as the Chief Scientific Officer.  The Hutchins Amendment also increases Dr. Hutchins’ annual base salary from $305,000 to $335,000. In addition, on June 29, 2017, the Company approved an amendment, to its Employment Agreement with Ann Rosar, initially effective as of April 5, 2016, as amended effective January 1, 2017 (the “Rosar Amendment”) to increase Ms. Rosar’s annual base salary from $200,000 to $225,000.  Ms. Rosar serves as the Company’s Vice President of Finance, Controller and Secretary.

The information contained in this Item 1.01 regarding the Hutchins Amendment and the Rosar Amendment is qualified in its entirety by the copy of each of these agreements attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 3.03 – Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Reverse Stock Split (as defined herein) contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2017, at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company, as further described in Item 5.07 of this Current Report on Form 8-K, the stockholders of the Company approved the Company’s 2017 Stock Incentive Plan.   A description of the 2017 Stock Incentive Plan is set forth in the Company’s definitive proxy statement on Schedule 14A, dated May 11, 2017, for the Annual Meeting (the “Proxy Statement”) in the section entitled “Proposal 6—Approval of our 2017 Stock Incentive Plan”, which is incorporated herein by reference.  The description is qualified in its entirety by reference to the full text of the 2017 Stock Incentive Plan, a copy of which is included as an exhibit hereto and attached to the Proxy Statement as Appendix B.

See Item 1.01 for a description of the Hutchins Amendment and the Rosar Amendment.  Dr. Hutchins and Ms. Rosar were also issued options to purchase 100,000 and 25,000 shares of the Company’s common stock, respectively, vesting pro rata on a monthly basis over a four- year period.  The information set forth in Item 1.01 is hereby incorporated by reference into this Item 5.02.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reverse Stock Split

On June 29, 2017, at the Annual Meeting of Stockholders, the stockholders of the Company approved an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended, to implement a Reverse Stock Split of the Company’s Common Stock with the ratio to be determined by the Board of Directors (the “Board”) of the Company, within a range of one (1) share of Common Stock for every two (2) to ten (10) shares of Common Stock.  If the Board of Directors continues to believe that a Reverse Stock Split is in the best interests of the Company and its stockholders, the Board will determine the ratio, within the range approved by the Company’s stockholders, of the Reverse Stock Split and implement such Reverse Stock Split by filing a Certificate of Amendment to the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Amendment for Reverse Split”) with the Secretary of State of the State of Delaware (the “Reverse Stock Split”). The Reverse Stock Split, if any, will become effective after the filing of the Certificate of Amendment for Reverse Split on the effective date set forth in the Certificate of Amendment for Reverse Split. Beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On June 29, 2017, at the Annual Meeting of Stockholders, the Company’s stockholders voted on the following five (5) proposals and cast their votes as described below.  These matters are described in detail in the Definitive Proxy Statement, which was filed with the Securities and Exchange Commission on May 11, 2017.

To allow additional time for stockholders to vote on Proposal 4 (Increase in Authorized Shares of Common Stock), the Company adjourned the meeting with respect to such proposal until 9 a.m. (Eastern Time) on July 13, 2017. This Current Report on Form 8-K will be amended to report the results of Proposal 4 once the final results are received by the Company. The final results for Proposals 1, 2, 3, 5 and 6 as set forth in the Definitive Proxy Statement are as follows:

Proposal 1 — Election of Directors

The following four (4) individuals were elected as directors, to serve until the 2017 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes

1. Jeffrey Wolf	9,269,636	1,244,814	12,969,781
2. John Monahan, Ph.D.	9,333,672	1,180,778	12,969,781
3. Edward B. Smith, III	9,323,627	1,190,823	12,969,781
4. John Prendergast, Ph.D.	9,425,699	1,088,751	12,969,781

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified and approved the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

21,679,968	720,030	1,084,233	0

Proposal 3 — Reverse Stock Split

As further described above in Item 5.03 of this Current Report on Form 8-K, the Company’s stockholders approved an amendment to the Company’s Third Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split. The Board of Directors has the discretion as to whether or not the Reverse Stock Split will be effected and the exact ratio within the range approved by the Company’s stockholders. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

18,043,042	5,178,915	262,274	0

Proposal 5 — Adjournment of the Special Meeting

Stockholders voted to approve the authorization to adjourn the Annual Meeting in the event that there were not sufficient votes in favor of the Increase in Authorized Shares of Common Stock or the Reverse Stock Split. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

18,788,430	4,236,404	459,397	0

Proposal 6 — Approval of our 2017 Stock Incentive Plan.

As further described above in Item 5.02 of this Current Report on Form 8-K, the stockholders approved and adopted the Company’s 2017 Stock Incentive Plan, which would allow the Company to grant up to 5,000,000 awards under the 2017 Stock Incentive Plan, based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

8,093,949	2,252,555	167,946	12,969,781

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to Employment Agreement with Jeff T. Hutchins dated as of June 29, 2017
10.2	Amendment to Employment Agreement with Ann Rosar dated as of June 29, 2017
10.3	2017 Stock Incentive Plan (incorporated by reference to Appendix B to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 11, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2017	HEAT BIOLOGICS, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer